SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                  FORM 8-K12G3

                             -----------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 14, 2000

                             INFINEX VENTURES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                                 ---------------
                            (Commission File Number)

                                   52-2151795
                                 ---------------
                       (IRS Employer Identification No.)

                       SUITE 200-675 WEST HASTINGS STREET,
                   VANCOUVER, BRITISH COLUMBIA, CANADA V6B 1N2
                  ------------------------------------ -------
               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 682-8468
              (Registrant's Telephone Number, Including Area Code)

                               DOLLAR MAKER, INC.
                        270 NORTH CANON DRIVE, SUITE 203

                         BEVERLY HILLS, CALIFORNIA 90210
                   (Former Name or Former Address, if Changed
                               Since Last Report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
-------------------------------------------

Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 14, 2000, between Dollar Maker, Inc., a Nevada Corporation ("Dollar Maker") and Infinex Ventures, Inc., a Nevada corporation (the "Company" of "Infinex"), Infinex acquired all of the issued and outstanding shares of Dollar Maker from the owners of all the outstanding shares of common stock of Dollar Maker in exchange for 10,000 shares of restricted common stock of Infinex and $45,000 in a transaction in which Infinex will be the surviving company.

The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Dollar Maker and approved by the unanimous consent of the shareholders of Dollar Maker on November 14, 2000. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Infinex on November 14, 2000. The transaction is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("IRC").

Prior to the merger, Dollar Maker had 3,250,000 shares of common stock outstanding which shares will be exchanged for 10,000 shares of restricted common stock of Infinex and $45,000. By virtue of the merger, Infinex will acquire 100% of the issued and outstanding common stock of Dollar Maker.

The officers of Infinex will continue as officers of the successor issuer. See "Management" below. The officers, directors and by-laws of Infinex will continue without change as the officers, directors and by- laws of the successor issuer.

No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at November 28, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
--------------------------------------------------------------------------
Common           Mario C. Aiello      2,760,000           51.65%

Common           Gregory S. Yanke         1,000             .01%
                 Group

Common           Athanasios Tom Raptis        0               0%

Common           Earl W. Hope                 0               0%

DIRECTORS AND
OFFICERS AS A
GROUP                                 2,761,000           51.67%


The following is a biographical summary of the directors and officers of the
Company:

MARIO C. AIELLO, 51, has been the President and Director of the Company since November 10, 2000. Mr. Aiello has more than 17 years experience as an advisor and consultant in the corporate and financial markets. In a consulting capacity, he has successfully developed financial and administrative programs for numerous clients in a variety of market segments ranging from high-tech and manufacturing, to natural resources. He has been directly responsible for financing many of these companies and for securing share- listing status for more than 25 of them, both on U.S. and Canadian exchanges. He is President and Director of MCA Equities Ltd., a consulting company providing management and administrative advice and assistance to private and public companies in both Canada and the United States. He has been active in business development in various regions of China for the last three years. He was responsible for evaluating different business opportunities and was instrumental in negotiating a number of joint ventures for Chinese corporate entities.

ATHANASIOS TOM RAPTIS, 43, has been a Director of the Company since November 10, 2000. Mr. Raptis, a West Vancouver, BC entrepreneur, has more than 10 years experience in the exploration and development of mineral properties. He is a self employed geological and mining consultant, and in this capacity has been responsible for structuring and supervising the development of mining infrastructures and operations. In the last four years he has successfully completed the construction of a gold/silver production mill in Lompon, Sumatra, Indonesia. He is presently overseeing the further development of this production facility.

EARL W. HOPE, 60, has been a Director of the Company since November 10, 2000. Mr. Hope is presently consulting for St. Elias Mines Ltd. in the area of finance and investor and shareholder relations. Mr. Hope brings a wealth of personal experience with private and public traded companies. He spent 29 years as an Account Executive with several national and international securities firms such as Midland Walwyn Inc., West Coast Securities Ltd. and Canaccord Capital Inc. His duties and responsibilities in this capacity included: customer services, initial public offerings and market underwritings. Mr. Hope has successfully completed the Canadian Securities Course, the Series 62 US Corporate

Securities Limited Representative License and Series 63 Uniform Securities and Agent State Law Exam.

GREGORY S. YANKE, 31, has been the Secretary of the Company since November 10, 2000. Mr. Yanke is a self-employed securities lawyer and principal of Gregory S. Yanke Law Corporation. From May 1996 to February 2000, he was employed as an associate lawyer with Beruschi & Company, Barristers and Solicitors, a Vancouver, Canada based law firm that practices securities and corporate law. Mr. Yanke is a graduate of the University of British Columbia, receiving Bachelor degrees in Political Science (1991) and Law (1994). He is a member in good standing with the Law Society of British Columbia. Mr. Yanke currently acts as a director of three British Columbia and Alberta reporting companies: Pacific Topaz Resources Ltd., International Alliance Resources Inc. and Maximum Ventures Inc. He is also corporate secretary of LMX Resources Ltd., Randsburg International Gold Corp., Alberta Star Mining Corp., and Landstar Properties Inc., all of which are British Columbia and Alberta reporting companies.

The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

Pursuant to the Merger Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Dollar Maker from all of the shareholders of the issued and outstanding Common Stock of Dollar Maker, for 10,000 shares of $0.001 par value common stock of the Company and $45,000. In evaluating the Acquisition, Dollar Maker used criteria such as the value of the Company's business relationships, goodwill, the Company's ability to compete in the mineral exploration industry and the Company's current and anticipated business operations. No material relationship exists between the selling shareholders of Dollar Maker or any of its affiliates, any director or officer, or any associate of any such director or officer of Dollar Maker and the Company. The consideration exchanged pursuant to the Merger Agreement was negotiated between Dollar Maker and the Company in an arm's-length transaction. The consideration paid derived from the Company's treasury stock and working capital.

FORMATION

Infinex Ventures, Inc. (the "Company") was organized as a Nevada corporation on December 30, 1998. Infinex is a natural resource company engaged in the acquisition, exploration and development of mineral properties.

BUSINESS

The Company is a natural resource company engaged in the acquisition, exploration and development of mineral properties. The Company has an interest in the property described below under the heading "Mineral Property Option Agreement", designated below as the "Long Canyon Property". The Company intends to conduct exploration work on the Long Canyon Property in order to ascertain whether the Long Canyon Property possesses commercially developable quantities of lead, zinc, silver, copper and other economically valuable minerals. There can be no assurance that a commercially viable mineral deposit or reserve exists on the Long Canyon Property until appropriate exploratory work is completed and a comprehensive evaluation based on such work concludes legal and economic feasibility.

Infinex's corporate mandate is to engage in mineral property exploration and development, a highly speculative activity that involves greater risks than most business ventures. Few properties that are explored are ultimately developed into producing mines. At present, the Long Canyon Property does not contain a known body of commercial ore. Further, there is not any certainty that Infinex's exploration of the

Long Canyon Property will result in discoveries of commercial quantities of ore.

In the course of exploration, development and production of mineral properties, certain risks, and in particular, unexpected or unusual geological operating conditions including rock bursts, cave-ins, fires, flooding and earthquakes may occur. It is not always possible to fully insure against such risks and Infinex may decide not to take out insurance against such risks as a result of high premiums or other reasons. Should such liabilities arise, they could reduce or eliminate any future profitability of Infinex. Infinex does not maintain insurance against environmental risks.

Generally speaking, there are three successive stages in the development of a mineral property:

1. Early Stage: A relatively "grass roots" initial program, usually initiated as a result of visual inspection and prospecting work (i.e., interesting outcropping and other observable phenomena). Formal programs usually consist of mapping, geophysical and geochemical sampling and perhaps some limited drilling.

2. Development Stage: Should early stage results be encouraging, a larger scale drill program may be warranted to define the extent and grade of mineralization below surface. Should results of initial drilling warrant, more extensive drilling programs can continue over several years, along with mine planning, engineering, process testing and environmental studies through to the feasibility stage. Annual budgets during this stage often exceed $1 million per year, with the total cost through to feasibility usually exceeding $5 million.

3. Production: Once the property reaches the feasibility stage and nears the production decision stage, exploration and development companies will typically sell their interest in the asset to an established production company given the nature of expertise and amount of financing required. Although production companies also spend significant amounts of capital on exploration, companies engaged exclusively in exploration rarely make the transition to a production company.

MINERAL PROPERTY OPTION AGREEMENT

By a Mineral Property Option Agreement dated March 24, 1999 (the "Agreement") with Douglas Baker of 312 Birch Street, Nezperce, Idaho, ("Baker"), Baker granted to the Company the option (the "Option") to acquire a 100% interest, subject to a 2% net smelter returns royalty, in nine lode mineral claims located approximately eight miles northeast of Carey in Blaine County, Idaho (the "Long Canyon Property"). By a Quitclaim Deed dated August 23, 1999, Baker agreed to assign his whole interest in the Long Canyon Property to Mr. Larry C. Anderson ("Anderson"). On July 3, 2000, Infinex and Anderson agreed to amend the terms of the Agreement.. In order to maintain the Option in good standing, the Company must make cash payments, incur expenditures and issue shares as follows:

Cash Payments- the Company must pay the sum of $200,000 to Anderson as follows:

     a)     $5,000 upon execution of the Agreement (the
            Company has made this payment);
     b)     $5,000 by June 1, 2001;
     c)     $25,000 by June 1, 2002;
     d)     $35,000 by June 1, 2003;
     e)     $55,000 by June 1, 2004; and
            $75,000 by June 1, 2005.

Exploration Expenditures- the Company must incur at least $100,000 in exploration expenditures on the Long Canyon Property as follows:

     a)     At least $10,000 by August 30, 2001;
     b)     An additional $40,000 by August 30, 2002; and
            An additional $50,000 by August 30, 2003.

The Company has not incurred exploration expenditures to date on the Long Canyon Property which can be applied towards exercise of the Option. Exploration expenditures include all reasonable and necessary monies expended on or in connection with the exploration and development of the Long Canyon Property determined in accordance with generally accepted accounting principles.

Issuance of Shares - the Company shall issue 250,000 shares in its capital stock to Larry Anderson upon execution of the Agreement (the Company has made this share issuance).

GEOLOGICAL REPORT

The Long Canyon Property is the subject of a report dated May 27, 1999 which was prepared by Val Peter Van Damme, P.Geo. of 2045 Holdom Avenue, Burnaby, British Columbia and Douglas G. Baker, B.Sc. of 312 Birch Street, Nezperce, Idaho (the "Geological Report"). The Geological Report summarizes the exploration history of the Long Canyon Property, the regional geology of the Long Canyon Property and provides conclusions and recommendations for a work program on the Long Canyon Property. These conclusions and recommendations of the Geological Report are summarized below.

Location and Land Status

The Long Canyon Property consists of nine lode claims located on land administered by the U.S. Bureau of Land Management. The claims are located along the northern margin of the Snake River plain, approximately eight miles northeast of Carey, Blaine County, Idaho at an approximate latitude and longitude of 43(0)24' north and 113(0)51' west. The Long Canyon Property may be accessed by proceeding northeast from Carey on U.S. 93 for two miles, then travelling north on the gravel-surfaced Road Canyon road for 5.5 miles and finally by proceeding southeast on a single- track dirt road for approximately three miles.

Exploration and Development History of the Property Records relating to exploration activities on the Long Canyon Property date back to 1986 when prospectors discovered gossan, areas of rust covered rock indicating the presence of iron, on the property surface. Cominco American Resources Incorporated ("Cominco") reviewed the property in late 1986 and later acquired an exploration permit and lease option over the property.

In 1987, Cominco completed a work program on the Long Canyon Property which consisted of geological mapping on a 1:6,000 scale, the establishment of a survey grid with 400 feet line spacing (200 feet on line stations), soil sampling and a geophysical orientation survey. In 1988, additional geologic mapping was conducted at scales of 1:6,000 and 1:2,400. As well, the 1987 soil grid was expanded and additional soil samples were taken.

A total of 144 rock samples and 765 soil samples were collected from the Long Canyon Property which covered the area of the main gossan showing. Sample results established anomalous levels of lead and zinc, and to a lesser degree copper, silver, gold and barium within or near the gossan. Surface samples of oxidized material on the Long Canyon Property returned maximum values of 206 parts per billion ("ppb") gold, 3.41 parts per million ("ppm") silver, 322 ppm copper, 5,570 ppm lead and 6,810 ppm zinc.

In addition, Cominco completed three diamond drill holes totalling 1,664 feet as well as a detailed geophysical survey on a portion of the property. One of the drill holes, Hole LC-3, entered a section at the bottom of the hole which contained significant copper, zinc and molybdenum levels. This section may represent part of a concealed mineral deposit.

Cominco's consulting geologists recommended additional exploration of the Long Canyon Property which would include geologic mapping, 1,900 feet of trenching and 2,500 feet of drilling, and further investigation of mineralization in drill hole LC-3. However, no known additional work was conducted on the Long Canyon Property by Cominco after 1988.

Subsequent to 1989, the claims comprising the Long Canyon Property became inactive. In 1995, Verde Ltd. staked three claims covering the gossan and subsequently leased them to Doe Run Company. During 1996, Doe Run Company conducted geologic mapping, completed four in-fill soil lines, collected 21 soil samples and completed two diamond drill holes approximately 500 feet west of the main gossan trend. Doe Run Company did not test any of Cominco's proposed drill sites. Doe Run Company did not recommend any further work.

Geology of the Long Canyon Property

The regional and property geology of the Long Canyon Property are summarized in the Geological Report. The Geological Report indicates that the gossan on the Long Canyon Property contain anomalous amounts of zinc and lead. This strongly suggests the Long Canyon Property may host a zinc-lead-silver ore body similar in character to the many mineable deposits of this type located in the area. The Geological Report also indicates that there is potential for the discovery of significant copper mineralization on the Long Canyon Property. However, there is no assurance that there will be sufficient quantities of lead, zinc, silver, copper or other minerals in the Long Canyon Property to justify commercial mining.

Conclusions and Recommendations of the Geological Report

The Geological Report concludes that the 1986 discovery of gossan on the Long Canyon Property and subsequent exploration efforts indicate the presence of a deposit with potential lead-zinc-silver economic significance. In addition, underlying rock has the potential to contain economic copper mineralization.

The significance and magnitude of gossan in the Long Canyon area and the presence of copper-zinc-molybdenum mineralization discovered in drill hole LC-3 warrants further exploration. The Geological Report recommends a three phase exploration program to further evaluate the Long Canyon Property. Phase I would consist of geological mapping. Phase II would consist of a gravity survey down Long Canyon and an induced polarization survey over the soil anomalies. Phase III would consist of diamond drilling targets generated by the contingent success of the first two phases.

Proposed Budget

Approximate costs for the recommended three phase program are as follows:

Phase One:  Geological Survey

     Mapping:                              $6,000.00
     Analytical:                           $1,000.00
     Transportation:                       $1,000.00
     Accomodation:                         $1,000.00
     Mobilization/Demobilization:          $1,000.00
                                         -------------
     Total Phase I Costs:                 $10,000.00

Phase Two:  Geophysical Survey

     Gravity Survey:                      $15,000.00
     Induced Polarization Survey:         $10,000.00
                                         -------------
Total Phase II Costs:                     $25,000.00

Phase Three:  Diamond Drilling Survey

     Mobilization/Demobilization:          $2,000.00
     Drilling:                            $40,000.00
     Analytical:                           $1,000.00
     Personnel:                            $3,400.00
     Final Report/Drafting:                $3,600.00
                                          ------------
     Total Phase III Costs:               $50,000.00

Total Program Costs:                      $85,000.00
                                          ============

Plan of Operation

The Company intends to raise the funds necessary to proceed with Phase I of the recommended exploration program on the Long Canyon Property. The Company anticipates that additional funding will be in the form of equity financing from the sale of the Company's common stock. There is no assurance that the Company will be able to achieve additional sales of its common stock sufficient to fund Phase I of the exploration program. The Company does not have any arrangements in place for future equity financing.

If the Company does not secure additional financing, the Company will not be able to complete Phase I of the exploration program or meet its obligations to Anderson under the Option to incur $10,000 in exploration expenditures on the Long Canyon Property by April 26, 2000. In addition, the Company would not be able to meet its obligation to Anderson under the Option to make a cash payment of $10,000 by April 26, 2000. In the event that the Company is unable to obtain sufficient financing in this regard, it will be required to abandon the Option and lose all rights thereto.

The Company may consider entering into a joint venture partnership to provide the required funding if the Company is unable to obtain the funding by itself and does not want to abandon the Long Canyon Property. The Company has not undertaken any efforts to locate a joint venture partner for the Long Canyon Property. In addition, there is no assurance that the Company would be able to locate a joint venture partner for the Long Canyon Property which would assist the Company. The Company may pursue the acquisition of interests in alternate mineral properties in the event of termination of the Option.

Employees

As of November 28, 2000, the Company did not have any employees other than its directors and officers. The directors and officers provide their services to the Company on a part-time basis and devote approximately 10% of their business time to the affairs of the Company. The Company has no agreement with its officers and directors regarding compensation for their services other than Greg Yanke, Secretary of the Company. Mr Yanke's law firm, of which he is principal, provides legal services to the Company from time to time at standard hourly rate.

On January 15, 1999, the Company's Board of Directors, with Mr. Brookes, the President and a director of the Company at the time declaring his interest in the resolution and abstaining from voting, agreed to issue 2,500,000 shares of common stock to Mr. Brookes at a deemed price of $0.001 per share in consideration of management services he provided to the Company. Mr. Brookes resigned as an officer and directors of the Company on November 10, 2000.

The Company does not pay to its directors any compensation for each director serving as a director on the Company's Board of Directors.

MANAGEMENT COMPENSATION. The following table sets forth the annualized base salary for our most recent fiscal year that indicates the compensation for our officers and directors exceeding $100,000 on an annualized basis. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.

                     SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM COMPENSATION
                                                                 -----------------------
                                           ANNUAL COMPENSATION   RESTRICTED     SECURITIES
NAME AND PRINCIPAL                                               STOCK          UNDERLYING
POSITION                             YEAR      SALARY ($)        AWARDS         OPTIONS
------------------                   -------   ---------         ---------     -----------

NONE

RISK FACTORS

     LIMITED OPERATING HISTORY: Although the Company was founded in 1998, its business plan is presently being restructured and redeveloped. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, the Company must, among other things, significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel. There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations. The Company is in the process of restructuring and therefore is essentially in the early stages of its development. The Company has limited material tangible assets. To date, the Company has created little revenues and as a result of the significant expenditures that the Company plans to make in sales and marketing, research and development and general and administrative activities over the near term, the Company expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.

     DEPENDENCE ON KEY MANAGEMENT. The Company is highly dependent on the services of Mario Aiello, President of the Company. The loss of his services could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy for Mr. Aiello or any other management personnel.

     POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event the Company requires financing, the Company will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to the Company on acceptable terms, if at all. The Company does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of the Company's Common Stock on terms that have not yet been established.

     RISKS OF RAPID GROWTH. The Company anticipates a period of rapid growth, which may place strains upon the Company's management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully its business and administrative operations into one dynamic management structure.

     POSSIBLE ISSUANCE OF ADDITIONAL SHARES. The Company has authorized 75,000,000 shares of Common Stock. The Company presently has issued and outstanding 5,343,500 shares of Common Stock, the only class of stock of the Company for which shares have been previously issued. As of the Effective Date of the Merger Agreement, the Company will have authorized, but un-issued, 69,656,500 shares of Common Stock which are available for future issuance. The Company may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock are issued, the percentage of the Company's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.

     DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by the Company to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the Common Stock of the Company.

     COMPLIANCE WITH GOVERNMENT REGULATION. The Company will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration for minerals in the United States generally, and in the State of Idaho, specifically. In addition, production of minerals in the State of Idaho will require prior approval of applicable governmental regulatory agencies. There can be no assurance that such approvals will be obtained. The cost and delay involved in attempting to obtain such approvals cannot be known in advance.

     EXPLORATION RISK. The business of exploration for minerals and mining involves a high degree of risk. Few properties that are explored are ultimately developed into producing mines. At present, the Long Canyon Property does not contain a known body of commercial ore. Further, there is not any certainty that the Company's exploration of the Long Canyon Property will result in discoveries of commercial quantities of ore.

     In the course of exploration, development and production of mineral properties, certain risks, and in particular, unexpected or unusual geological operating conditions including rock bursts, cave-ins, fires, flooding and earthquakes may occur. It is not always possible to fully insure against such risks and the Company may decide not to take out insurance against such risks as a result of high premiums or other reasons. Should such liabilities arise, they could reduce or eliminate any future profitability of the Company. The Company does not maintain insurance against environmental risks.

     LIMITED FINANCIAL RESOURCES. The Company has limited financial resources, has no source of operating cash flow and has no assurance that additional funding will be available to it for further exploration and development of its projects or to fulfil its obligations under any applicable agreements. If the Company's exploration programs are successful, additional funds will be required for the development of economic reserves and to place them in commercial production. The only source of future funds presently available to the Company is through the sale of equity capital. The Company's only alternative for the financing of further exploration would be to dispose of an interest in the Long Canyon Property to another party, which is not presently contemplated.

     SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than the Company. Some of our competitors also offer a wider range of services and products than us and have name recognition and extensive customer bases. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.

     The Company must overcome significant barriers to enter into the business of mineral exploration as a result of its limited operating history. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and name recognition. Such competitors may be able to devote more resources than us. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, financial condition and operating results.

     The mining industry, in general, is intensively competitive and there is not any assurance that even if commercial quantities of ore are discovered, a ready market will exist for sale of same. Numerous factors beyond the control of the Company may affect the marketability of any substances discovered. These factors include market fluctuations, the proximity and capacity of natural resource markets and processing equipment, government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of mineral and environmental protection. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in the Company not receiving an adequate return on investment. The Company competes with many companies possessing greater financial resources and technical facilities than itself for the acquisition of mineral concessions, claims, leases and other mineral interests as well as for the recruitment and retention of qualified employees.

     RISKS ASSOCIATED WITH STRATEGIC ACQUISITIONS AND RELATIONSHIPS. The Company has pursued and may in the future pursue strategic acquisitions of complimentary businesses and technologies. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations and products, diversion of management's attention to other business concerns, amortization of acquired intangible assets, and potential loss of key employees of acquired companies. There can be no assurance that the Company will be able to integrate successfully any operations, personnel, services or products that might be acquired in the future or that any acquisition will enhance the Company's business, financial condition or operating results.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP
----------------------------------

No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-----------------------------------------------------

Infinex retains its certifying accountants.

ITEM 5. OTHER EVENTS
--------------------

SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Dollar Maker, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective November 14, 2000.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------

No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders.

ITEM 7. FINANCIAL STATEMENTS

-----------------------------

The audited consolidated financial statements for the years ending October 31, 2000 and 1999 and pro-forma consolidated financial statements for the period ending October 31, 2000 are filed herewith.

ITEM 8. CHANGE IN FISCAL YEAR
-----------------------------

There has been no change in the Company's fiscal year.

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2000
                            (Stated in U.S. Dollars)

                              INFINEX VENTURES INC.

          INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                 AS AT OCTOBER 31, 2000, AND FOR THE YEAR ENDED
                                OCTOBER 31, 2000

                            (Stated in U.S. Dollars)

The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of Dollar Maker Inc. by Infinex Ventures Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of Infinex Ventures Inc. and Dollar Maker Inc. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on November 1, 1999 under the purchase method of accounting and carried through to October 31, 2000. The pro-forma balance sheet has been prepared as if the acquisition was consummated on October 31, 2000.

This pro-forma financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

                           INFINEX VENTURES, INC.
                        (An Exploration Stage Company)

                     PRO-FORMA CONSOLIDATED BALANCE SHEET

                             OCTOBER 31, 2000
                         (Stated in U.S. Dollars)

                                 INFINEX     DOLLAR
                                 VENTURES     MAKER
                                 INC.         INC.     ADJUSTMENTS      PRO-FORMA
                                -------------------------------------------------
ASSETS

Current

Cash                            $     15     $     44    $ (a)  45,000   $     59
                                                           (b) (45,000)
Mineral property                   5,250          -                         5,250
                                --------------------------------------------------
                             $     5,265     $     44                    $  5,309
                                ==================================================
LIABILITIES

Current

Accounts payable             $     4,513     $     500   $               $  5,013
Loan payable                        -             -        (a)  45,000     45,000
                               ---------------------------------------------------
                                   4,513           500                     50,013
                               ---------------------------------------------------
SHAREHOLDERS'   EQUITY(DEFICIENCY)

Share Capital                      5,343         3,250    (b)       10      5,353
                                                          (b)   (3,250)

Additional Paid In Capital         9,257          -       (b)      990     10,247

Deficit                          (13,848)       (3,706)   (b)     3,706   (60,304)
                                                          (b)   (46,456)
                               ----------------------------------------------------
                                     752          (456)                   (44,704)
                               ----------------------------------------------------
                             $     5,265     $      44                $     5,309
                               ====================================================

                              INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                   PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2000
                           (Stated in U.S. Dollars)

                                 INFINEX     DOLLAR
                                 VENTURES     MAKER
                                 INC.         INC.     ADJUSTMENTS      PRO-FORMA
                                -------------------------------------------------
Revenue                         $     -     $     -                    $     -

Expenses                             8,259       3,706                     11,965
                                -------------------------------------------------
Net Loss                        $    8,259  $    3,706                 $   11,965
                                =================================================

Net Loss Per Share                                                     $     0.01
                                                                    ==============

Weighted Average Number of Shares Outstanding                           5,353,500
                                                                    ==============

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

            NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA BALANCE SHEET AND PRO-FORMA STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED OCTOBER 31, 2000
                            (Stated in U.S. Dollars)

1.     ORGANIZATION AND BASIS OF PRESENTATION
----------------------------------------------

The unaudited pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of Infinex Ventures Inc. for the year ended October 31, 2000 considering the effects of the acquisition transaction as if the transaction was completed effective November 1, 1999 in the case of the pro-forma consolidated statement of operations, and effective October 31, 2000 in the case of the pro-forma consolidated balance sheet.

2.     ASSUMPTION
-----------------

The number of shares used in the calculation of the pro- forma net loss per share data is based on the weighted average number of shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated November 1, 1999.

3.     PRO-FORMA ADJUSTMENTS
----------------------------

     Funds loaned to the Company to allow completion of the acquisition.

     Record the acquisition including the charging to shareholder's equity of the excess of consideration paid over the fair market value of net assets acquired.

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                              FINANCIAL STATEMENTS

                            OCTOBER 31, 2000 AND 1999
                            (Stated in U.S. Dollars)

                                AUDITORS' REPORT

To the Directors
Infinex Ventures, Inc.

We have audited the balance sheet of Infinex Ventures, Inc. (an exploration stage company) as at October 31, 2000 and 1999 and the statements of loss and deficit accumulated during the exploration stage, cash flows, and stockholders' equity for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with United States and Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2000 and 1999 and the results of its operations and cash flows for the periods then ended in accordance with United States generally accepted accounting principles.

Vancouver, B.C.     "Morgan & Company"

November 7, 2000     Chartered Accountants

                  INFINEX VENTURES, INC.
             (An Exploration Stage Company)

                    BALANCE SHEET
               (Stated in U.S. Dollars)

                                  OCTOBER 31
                              2000          1999
                         ---------------------------
ASSETS

Current
Cash                      $     15     $     4,761

Mineral Property (Note 3)    5,250           5,250
                         ---------------------------
                          $  5,265     $    10,011
                         ===========================
LIABILITIES

Current

Accounts payable          $  4,513     $     1,000
                         --------------------------
SHAREHOLDERS' EQUITY

Share Capital
Authorized:

75,000,000 common shares,
 par value $0.001 per share

Issued and outstanding:
5,343,500 common shares      5,343          5,343

Additional paid in capital   9,257          9,257

Deficit Accumulated During

 The Exploration Stage     (13,848)        (5,589)
                          -------------------------
                               752          9,011
                          -------------------------
                          $  5,265     $   10,011
                          =========================
Approved by the Directors:


                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                          STATEMENT OF LOSS AND DEFICIT
                            (Stated in U.S. Dollars)

                                                   PERIOD FROM       DATE OF
                                                   INCEPTION         INCEPTION
                                         YEAR      DECEMBER 30       DECEMBER 30
                                         ENDED      1998 TO            1998 TO
                                       OCTOBER 31  OCTOBER 31        OCTOBER 31
                                         2000         1999              2000
                                   -------------------------------------------------
Expenses

Bank charges                         $     76      $     89         $     165
Consulting                                 -          2,500             2,500
Office facilities and sundry            1,370         1,500             2,870
Mineral property exploration

 expenditures                           1,100         1,500             2,600
Professional fees                       5,713          -                5,713
                                  --------------------------------------------------
Net Loss For The Period                 8,259         5,589      $     13,848
                                                                  ==================
Deficit Accumulated During The
 Exploration Stage,
 Beginning Of Period                   5,589           -
                                  -----------------------------
Deficit Accumulated During The
 Exploration Stage,
 End Of Period                 $      13,848      $   5,589
                                  =============================
Net Loss Per Share               $      0.01      $    0.01
                                  =============================
Weighted Average Number Of

 Shares Outstanding                5,343,500      4,541,211
                                  =============================

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                             STATEMENT OF CASH FLOWS
                            (Stated in U.S. Dollars)

                                                   PERIOD FROM       DATE OF
                                                   INCEPTION         INCEPTION
                                         YEAR      DECEMBER 30       DECEMBER 30
                                         ENDED      1998 TO            1998 TO
                                       OCTOBER 31  OCTOBER 31        OCTOBER 31
                                         2000         1999              2000
                                   -------------------------------------------------
Cash Flow From Operating Activities
Net loss for the period       $     (8,259)     $     (5,589)     $     (13,848)

Adjustments To Reconcile Net Loss
 To Net

Cash Used By Operating Activities

Change in accounts payable           3,513              1,000              4,513
                                   -------------------------------------------------
Cash Flow From Investing Activity

Mineral property                      -                (5,000)           (5,000)

Cash Flow From Financing Activity

Share capital issued                  -                14,350            14,350

Increase (Decrease) In Cash         (4,761)             4,761                15

Cash, Beginning Of Period            4,761               -                  -
                                   --------------------------------------------------
Cash, End Of Period               $     15        $     4,761          $     15
                                   ==================================================
Supplemental Disclosure Of
 Non-Cash Financing And
 Investing Activities:

Common shares issued pursuant to
 mineral property option
 agreement                         $    -         $       250           $   250
                                  ===================================================

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                        STATEMENT OF STOCKHOLDERS' EQUITY

                                OCTOBER 31, 2000
                            (Stated in U.S. Dollars)

                                Common Stock       Additional
                           Shares       Amount     Paid-in       Deficit   Total
                                                                         Capital
                          -------------------------------------------------------------
Shares issued for
 services at 0.001       2,500,000   $   2,500    $      -      $      -    $      2,500

Shares issued for cash
 at $0.001               2,500,000       2,500           -             -           2,500

Shares issued for mineral
 property option
 at $0.001                 250,000         250           -             -             250

Shares issued for cash
 at $0.10                   93,500          93          9,257          -           9,350

Net loss for the period       -           -              -           (5,589)      (5,589)
                          ---------------------------------------------------------------
Balance, October 31,
 1999                    5,343,500       5,343          9,257        (5,589)       9,011

Net loss for the period       -           -              -           (8,259)      (8,259)
                          ----------------------------------------------------------------
Balance, October 31,
 2000                    5,343,500    $  5,343     $    9,257     $ (13,848)   $     752
                         =================================================================

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                            OCTOBER 31, 2000 AND 1999
                            (Stated in U.S. Dollars)

1.     NATURE OF OPERATIONS
-----------------------------

a)     Inception

The Company was incorporated in the State of Nevada, U.S.A.
on December 30, 1998.

b)     Exploration Stage Activities

The Company is in the process of exploring its mineral property and has not yet determined whether the property contains ore reserves that are economically recoverable.

The recoverability of amounts shown as mineral property and related deferred exploration expenditures is dependent upon the discovery of economically recoverable reserves, confirmation of the Company's interest in the underlying mineral claims, and the ability of the Company to obtain profitable production or proceeds from the disposition thereof.

2.     SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a)     Mineral Property and Related Deferred Exploration
       Expenditures

The Company capitalizes all option payments on mineral properties in which it has a continuing interest to be amortized against the recoverable reserves when a property reaches commercial production. On abandonment of any property, the capitalized costs will be written off. To date none of the Company's properties have reached commercial production.

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                            OCTOBER 31, 2000 AND 1999
                            (Stated in U.S. Dollars)

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------

b)     Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

c)     Financial Instruments

The Company's financial instruments consist of cash and accounts payable.

Unless otherwise noted, it is management's opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

d)     Net Loss Per Share

Net loss per share is based on the weighted average number of common shares outstanding during the period plus common share equivalents, such as options, warrants and certain convertible securities. This method requires primary earnings per share to be computed as if the common share equivalents were exercised at the beginning of the period or at the date of issue, and as if the funds obtained thereby were used to purchase common shares of the Company at its average market value during the period.

3.     MINERAL PROPERTY
------------------------

The Company has entered into an option agreement to acquire a 100% interest, subject to a 2% net smelter royalty, in the Gossan 1 to 9 mining claims located in Nevada for the following consideration:

a)     The issuance of 250,000 common shares.

b)     Cash payments totalling $200,000 payable as follows:

     i) $5,000 on execution of the agreement (paid); ii) $5,000 by June 1, 2001;
     iii) $25,000 by June 1, 2002; iv) $35,000 on June 1, 2003; v) $55,000 on
     June 1, 2004; vi) $75,000 on June 1, 2005.

                             INFINEX VENTURES, INC.
                         (An Exploration Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                            OCTOBER 31, 2000 AND 1999
                            (Stated in U.S. Dollars)

3.     MINERAL PROPERTY (Continued)
-----------------------------------

c) Exploration expenditures totalling $100,000 to be incurred as follows:

     i)     $10,000 by August 30, 2001;
     ii)     an additional $40,000 by August 30, 2002;
     iii)    a further $50,000 by August 30, 2003.

                                      2000        1999
Consideration paid to date
-     250,000 common shares      $     250     $     250
-     cash payment                   5,000         5,000
                                 -----------------------
                                 $   5,250     $   5,250
                                 =======================

4.     UNCERTAINTY DUE TO THE YEAR 2000 ISSUE
----------------------------------------------

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date- sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.

                               Index to Exhibits

2.1     Agreement and Plan of Merger dated as of November
        14, 2000, between Dollar Maker, Inc. and Infinex
        Ventures, Inc.

3.1     Articles of Incorporation of Infinex Ventures, Inc.
        as amended.

3.2     By-Laws of Infinex Ventures, Inc.

17.1    Resignation Letter of Jaak Olesk and Morena
        Rodriguez.

27.1.   Financial Data Schedule.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Infinex Ventures, Inc.
                           a Nevada corporation

                           By: /s/ Mario Aiello
                           ---------------------------
                                   Mario Aiello
                                   President

DATED: November 29, 2000